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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) October 16, 2003
                                                        ----------------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                        1-13936             52-1940834
     --------                      ----------            ----------
(State or other Jurisdiction of    (Commission         (IRS Employer
Incorporation or Organization)     File Number)        Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 7.    FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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           Exhibit 99.1  Press Release dated October 16, 2003.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
           --------------------------------------------

           On October 16, 2003, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank and Broadway National Bank, announced its financial results for the quarter ended September 30, 2003. The press release announcing financial results for the quarter ended September 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BOSTONFED BANCORP, INC.



Dated: October 16, 2003             By: /s/ John A. Simas
                                        ----------------------------------------
                                    Name:  John A. Simas
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX


Exhibit 99.1       Press Release dated October 16, 2003.